UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________

Schedule 14A

____________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DATCHAT, INC.
(Name of Registrant as Specified In Its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Datchat, INC.
204 Neilson Street
New Brunswick, NJ 08901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 15, 2023

To the Shareholders of DatChat, Inc.:

The 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of DatChat, Inc., a Nevada corporation (the “Company,” “DatChat,” “we,” “us,” or “our”), will be held virtually on September 15, 2023, at 11:00 a.m. Eastern Time. The 2023 Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/DATS2023.

In addition to voting by submitting your proxy prior to the 2023 Annual Meeting, you also will be able to vote your shares electronically during the 2023 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2023 Annual Meeting, the holders of our outstanding common stock and our Series B Preferred Stock will act on the following matters:

1.      To elect members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2024 annual meeting of shareholders;

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      To grant discretionary authority to the Company’s Board to (A) amend the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect one or more consolidations of the issued and outstanding shares of common stock of the Company pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) arrange for the disposition of fractional interests by shareholders entitled thereto by entitling such shareholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than September 15, 2024;

4.      To approve an amendment to our Articles of Incorporation to change our name from “DatChat, Inc.” to “Habytat, Inc.”; and

5.      To transact such other business as may properly be brought before the 2023 Annual Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1), “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), “FOR” granting discretionary authority to the Company’s Board to effect the Reverse Stock Split (Proposal 3), and “FOR” the approval to change our name from “DatChat, Inc.” to “Habytat, Inc.” (Proposal 4).

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about August 4, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on August 7, 2023, the record date for the 2023 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a shareholder of record, you may vote in one of the following ways:

•        Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

•        Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

•        Vote by phone by calling 1-800-690-6903; or

•        Vote online at the 2023 Annual Meeting at www.virtualshareholdermeeting.com/DATS2023.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The 2023 Annual Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The 2023 Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DATS2023 and entering your 16-digit control number (included on the Notice mailed to you).

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Kingsdale Advisors:

Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, New York 10151

North American Toll-Free Phone:
1-888-518-1562
Call Collect Outside North America: 1-646-741-5795
Email: contactus@kingsdaleadvisors.com

Whether or not you plan to attend the 2023 Annual Meeting virtually, we urge you to take the time to vote your shares.

By Order of the Board of Directors,
/s/ Darin Myman
Darin Myman
Chief Executive Officer, President and Director
New Brunswick, NJ
August 4, 2023

Datchat, INC.
204 Neilson Street
New Brunswick, NJ 08901

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 15, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2023 ANNUAL MEETING TO BE HELD ON SEPTEMBER 15, 2023

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended on May 12, 2023 (together, the “2022 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at 204 Neilson Street, New Brunswick, NJ 08901

The board of directors (“Board” or “Board of Directors”) of DatChat, Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2023 annual meeting of shareholders (the “2023 Annual Meeting”). The 2023 Annual Meeting will be held on September 25, 2023 at 11:00 a.m., and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/DATS2023.

On or about August 4, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2022 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

i

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the 2023 Annual Meeting:

Q:     Why are we holding the 2023 Annual Meeting?

A:     As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s meeting will be held on September 15, 2023. There will be at least three items of business that must be voted on by our shareholders at the 2023 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2023 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q:     Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:     In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our shareholders on or about August 4, 2023, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:     Who is entitled to vote?

A:     Only shareholders of record as of the close of business on August 7, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the 2023 Annual Meeting. A list of shareholders eligible to vote at the 2023 Annual Meeting is available for inspection at any time up to the 2023 Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (732) 374-3529 to arrange a visit to our offices.

Q:     How many shares of common stock and Series B Preferred Stock can vote?

A:     There were 20,740,419 shares of common stock and 2,000,000 shares of Series B Preferred Stock issued and outstanding as of the close of business on the Record Date. Each shareholder entitled to vote at the 2023 Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the 2023 Annual Meeting. Each holder of Series B Preferred Stock entitled to vote at the Special Meeting may cast ten votes for each share of Series B Preferred Stock owned by him, her or it and has the right to vote only on the Reverse Stock Split proposal (Proposal 3) provided that such votes must be counted in the same proportion as the shares of common stock voted on Proposal 3. As an example, if 50.5% of the shares of common stock are voted “FOR” Proposal 1, 50.5% of the votes cast by the holder of the Series B Preferred Stock will be cast as votes “FOR” Proposal 1. Holders of common stock and Series B Preferred Stock will vote on Proposal 1 as a single class.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      the election of members of the Board to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.      the ratification of the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      granting discretionary authority to the Company’s Board to (A) amend the Company’s Articles of Incorporation, as amended, to effect one or more consolidations of the issued and outstanding shares of common stock of the Company pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) arrange for the disposition of fractional interests by shareholders entitled thereto by entitling such shareholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than September 15, 2024;

4.      the approval of an amendment to our Articles of Incorporation to change our name from “DatChat, Inc.” to “Habytat, Inc.”; and

5.      any other business that may properly come before the 2023 Annual Meeting and any adjournment or postponement thereof.

Q:     Will any other business be presented for action by shareholders at the 2023 Annual Meeting?

A:     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), “FOR” granting discretionary authority to the Company’s Board to effect the Reverse Stock Split (Proposal 3), and “FOR” the approval to change our name from “DatChat, Inc.” to “Habytat, Inc.” (Proposal 4).

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of common stock and/or Series B Preferred Stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”):    your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the 2023 Annual Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the director nominees, “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” granting discretionary authority to the Company’s Board to effect the Reverse Stock Split, “FOR” the approval to change our name from DatChat, Inc. to Habytat, Inc. and, in his discretion, on any other matter that properly comes before the 2023 Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on September 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to vote during the meeting, go to www.virtualshareholdermeeting.com/DATS2023. You will be able to attend the 2023 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2023 Annual Meeting.

If you hold your shares through a broker, bank or other nominee:    If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2023 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2023 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Darin Myman, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2023 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock and/or Series B Preferred Stock may be voted.

Q:     How Will my Shares be Voted if I Give No Specific Instruction?

A:     We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “FOR” the election of each of the five (5) members to our Board of Directors; and

2.      “FOR” the ratification of the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

3.      “FOR” granting discretionary authority to our Board to effect the Reverse Stock Split.

4.      “FOR” the approval to change our name from “DatChat, Inc.” to “Habytat, Inc.”

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:     What if I want to change my vote or revoke my proxy?

A:     If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the 2023 Annual Meeting. To do so, you must do one of the following:

1.      Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on September 14, 2023.

2.      Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than September 14, 2023. Only your latest dated proxy will be counted.

3.      Virtually attend the 2023 Annual Meeting and vote electronically at the meeting. Virtually attending the 2023 Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.      Give our Corporate Secretary written notice before or at the 2023 Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the 2023 Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:     What is a quorum?

A:     The holders of 33 and 1/3% of the 20,740,419 shares of common stock and 2,000,000 shares of Series B Preferred Stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the 2023 Annual Meeting. If you choose to have your shares represented by proxy at the 2023 Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the 2023 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2023 Annual Meeting until a quorum is present.

Q:     What is a Broker Non-Vote?

A:     If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q:     What vote is required to approve each matter and how are votes counted?

A:     The table below summarizes the proposals that will be voted on, the vote required to approve each item:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: Granting discretionary authority to the Company’s Board of Directors to effect the Reverse Stock Split	The affirmative vote of the holders of a majority of the outstanding shares of common stock and Series B Preferred Stock.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: Approval to change our name from DatChat, Inc. to Habytat, Inc.

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Members of the Board have an interest in Proposal 1, the election to the Board of the five director nominees set forth herein. Members of the Board and officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, Proposal 3, granting the Board of Directors discretionary authority to effect the Reverse Stock Split or Proposal 4, approval to change our name from DatChat, Inc. to Habytat, Inc. Members of the Board and officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

Q:     How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 14% of our outstanding common stock and are expected to vote in favor of the election of the five director nominees set forth in this proxy statement, and in favor of the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q:     Who will count the votes?

A:     A representative of Broadridge Financial Solutions, Inc., will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the 2023 Annual Meeting.

Q:     Who can attend the 2023 Annual Meeting?

A:     All shareholders are invited to attend the 2023 Annual Meeting.

Q:     How do I attend the 2023 Annual Meeting?

A:     The 2023 Annual Meeting will be held on September 15, 2023 at 11:00 a.m. Eastern Time in a virtual format online at www.virtualshareholdermeeting.com/DATS2023.

Q:     Why a virtual meeting?

A:     We are pleased to offer our shareholders a completely virtual 2023 Annual Meeting, which provides worldwide access, improved communication and cost savings for our shareholders and the Company.

Q:     What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:     we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:     Are there any expenses associated with collecting the shareholder votes?

A:     All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone toll-free 1-888-518-1562 or collect outside North America at 1-646-741-5795, or by email at contactus@kingsdaleadvisors.com.

Q:     Do I have Dissenters’ Rights of Appraisal?

A:     Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2023 Annual Meeting.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the 2023 Annual Meeting.

Q:     Who is our Independent Registered Public Accounting Firm, and will they be represented at the 2023 Annual Meeting?

A:     On April 13, 2023, the Audit Committee of the Board of Directors approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as our independent registered public accounting firm effective April 13, 2023. D. Brooks served as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and audited our financial statements for such fiscal year as of December 31, 2021. On April 13, 2023, the Audit Committee appointed Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We expect that one or more representatives of Salberg will be virtually present at the 2023 Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the 2023 Annual Meeting.

Q:     How do I obtain an Annual Report on Form 10-K?

A:     If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that we filed with the SEC, we will send you one without charge. Please write to:

DATCHAT, INC.
204 Neilson Street
New Brunswick, NJ 08901
Attn: Corporate Secretary

All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Investors” section of our website at www.datchat.com.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board currently consists of five directors, and their terms will expire at the 2023 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Darin Myman, Joseph Nelson, Carly Schumer, Peter Shelus and Wayne Linsley have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2023 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2024 annual meeting of shareholders and until his successor is duly elected and qualified.

Under our Amended and Restated Bylaws, a plurality of the votes cast at the 2023 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominee receiving more votes FOR than AGAINST will be elected. If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm, bank or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” or voting to ABSTAIN will have no effect on the voting on Proposal 1.

If no contrary indication is made, proxies will be voted “FOR” Darin Myman, Joseph Nelson, Carly Schumer, Peter Shelus and Wayne Linsley or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2023 Annual Meeting.

Nominees for Election to the Board

Nominee	Age	Position(s)
Darin Myman	58	President, Chief Executive Officer and Director
Peter Shelus	39	Chief Technology Officer and Director
Carly Schumer	34	Director
Joseph Nelson	39	Director
Wayne Linsley	66	Director

Nominees for Election to the Board for a Term Expiring at the 2024 Annual Meeting of Shareholders

Darin Myman

Darin Myman has served as Chief Executive Officer and Chairman of the board of directors since January 2015. Previously, Mr. Myman served as co-founder and Chief Executive Officer of Wally World Media, Inc., (OTC:WLYW). He also has served as the Chief Executive Officer and a member of PeopleString’s board of directors since PeopleString’s inception. Mr. Myman developed extensive Internet skills through a variety of positions. He has executive management and founder experience having served as a co-founder and Chief Executive Officer of BigString Corporation, a publicly traded company, since October 2005. He also has corporate governance and board experience having served as a member of BigString’s board of directors since BigString’s inception. Prior to BigString, Mr. Myman was a co-founder and Chief Executive Officer of LiveInsurance.com, the first online insurance broker that pioneered the electronic storefront for large national insurance agencies. Prior to co-founding LiveInsurance.com, he served as a Vice President of the online brokerage services unit of Westminster Securities Corporation. We believe that Mr. Myman is qualified to serve as a member of our board of directors because of his background in business and experience in senior leadership and as a board member of public companies.

Peter Shelus

Peter Shelus is a co-founder of DatChat and has served as our Chief Technology Officer since January 2016 and a member of our board of directors since December 2022. Mr. Shelus has over 10 years of ephemeral messaging and mobile video development experience. Mr. Shelus has been at the forefront of the secure messaging industry, having served as a lead engineer for one of the first ephemeral messaging platforms, “BigString,” where he helped develop the patented technology that became a cornerstone of self-destructing messaging. Mr. Shelus holds Bachelor of Science degree in computer science from Rutgers University. We believe that Mr. Shelus is qualified to serve as a member of our board of directors because of his experience in the secure messaging industry and background in technology engineering and development.

Joseph Nelson

Joseph Nelson has served as a member of our board of directors since August 2021. Since December 2017, Mr. Nelson has served as the Head of Investor Relations for GasLog Ltd., and GasLog Partners LP, a leading international owner, operator and manager of liquefied natural gas carriers providing support to many of the world’s largest energy companies. From November 2014 to November 2017, Mr. Nelson served as an Equity Research Analyst at Credit Suisse. From November 2013 to November 2014, Mr. Nelson worked as an Equity Research Analyst at Maxim Group. Mr. Nelson holds a Master of Business Administration degree from New York University’s Stern School of Business; a Bachelor of Science degree in chemistry and a Bachelor of Art degree in philosophy from the Stevens Institute of Technology. We believe that Mr. Nelson is qualified to serve as a member of our board of directors because of his experience in investor relations and background in business and finance.

Carly Schumer

Carly Schumer has served as a member of our board of directors since August 2021. Since May 2011, Ms. Schumer has worked as a digital consultant at ShmeeLive. From May 2018 to June 2020, Ms. Schumer served as a digital director for Lust For Life, LLC, a subsidiary of Renewable Energy & Power, Inc. (OTCQB: RBNW). Ms. Schumer has in-depth experience in ecommerce and digital industries with specializations in digital marketing campaign development, content marketing strategy, SEO and paid media management. Her digital marketing background is rooted in inbound marketing strategies and her approach focuses on listening to user needs and communicating to them via high quality content in order to attract return visitors and engagements. Ms. Schumer specializes in working with start-up companies, across the technology, healthcare and fashion industries. Ms. Schumer holds Bachelor of Art degree in arts, entertainment & media management from Columbia College Chicago. We believe that Ms. Schumer is qualified to serve as a member of our board of directors because of her experience and background in digital marketing for e-commerce and public companies.

Wayne Linsley

Wayne D. Linsley has served as a member of the board of directors since August 2021. Mr. Linsley has over 40 years of experience in business management. Since April 2020, Mr. Linsley has served as a member of the board of directors of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company and since January 2020, he has served as a member of the board of directors of Silo Pharma, Inc. (NASDAQ: SILO) a biopharmaceutical company focused on merging traditional therapeutics with psychedelic research. From 2014 to September 2021, Mr. Linsley served as the Vice President of Operations at CFO Oncall, Inc., a company that provides financial reporting and controller services on an outsourced basis and previously, from 2012 to 2014, Mr. Linsley worked at CFO Oncall, Inc. as an independent contractor. Mr. Linsley holds Bachelor of Science degree in Business Administration from Siena College. We believe that Mr. Linsley is qualified to serve as a member of our board of directors because of his experience as a director of public companies and background in financial reporting.

Material Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.datchat.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to DatChat, Inc., 204 Neilson Street, New Brunswick, NJ 08901, Attn: Corporate Secretary.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne Linsley, Carly Schumer and Joseph Nelson to be “independent.”

Board Leadership Structure and Role in Risk Oversight

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Darin Myman serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Myman is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Myman is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board Meetings

During the fiscal year ended December 31, 2022, our Board held 6 meetings. In addition, our audit committee held 5 meetings; our compensation committee held 2 meetings and our nominating and corporate governance held 1 meeting. All of the directors attended every committee meeting.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the Board of Directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Our Board of Directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In making such determination, the Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee

Our audit committee is responsible for, among other things:

•        approving and retaining the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements;

•        reviewing the proposed scope and results of the audit;

•        reviewing and pre-approval of audit and non-audit fees and services;

•        reviewing accounting and financial controls with our independent registered public accounting firm and our financial and accounting staff;

•        reviewing and approving transactions between us and our directors, officers and affiliates;

•        establishing procedures for complaints received by us regarding accounting matters;

•        overseeing internal audit functions, if any; and

•        preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our audit committee consists of Wayne Linsley, Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board of Directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Board of Directors adopted a written charter for the audit committee, which is available on our website at www.datchat.com.

Compensation Committee

Our compensation committee is responsible for, among other things:

•        reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

•        establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•        administering our stock incentive plans; and

•        preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our compensation committee consists of Wayne Linsley of Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair.

Our Board of Directors adopted a written charter for the compensation committee, which is available on our website at www.datchat.com.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

•        identifying and nominating members of the Board of Directors;

•        developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

•        overseeing the evaluation of our Board of Directors.

Our nominating and corporate governance committee consists of Wayne Linsley, Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair.

Our Board of Directors adopted a written charter for the nominating and corporate governance committee, which is available on our website at www.datchat.com.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in the nominating and corporate governance committee charter. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, experience relevant to the Company’s industry, diversity of background and perspective including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

We consider diversity a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board or shareholders. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

The nominating and corporate governance committee will also consider potential nominees submitted by shareholders in accordance with the procedures set forth in our Amended and Restated Bylaws and other processes adopted from time to time for submission of director nominees by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, DatChat, Inc., 204 Neilson Street, New Brunswick, NJ 08901.

Board Diversity Matrix

Our nominating and corporate governance committee is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey are included in the matrix below.

	Board Diversity Matrix (As of July 21, 2023)
Total Number of Directors		5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background

Code of Ethics and Code of Conduct

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website at www.datchat.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.datchat.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Anti-hedging

The Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Director Attendance at Annual Meetings

Our policy is that directors should attend our annual meetings of shareholders.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at Datchat, Inc., 204 Neilson Street, New Brunswick, NJ 08901. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•        forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•        attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•        not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2022.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Nelson	36,000	0	0	0	0	0	36,000
Carly Schumer	36,000	0	0	0	0	0	36,000
Wayne Linsley	60,000	0	0	0	0	0	60,000

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at www.datchat.com.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with D. Brooks and Associates CPAs, P.A., our independent registered public accounting firm for the fiscal year ended December 31, 2022. The audit committee has also received and reviewed the written disclosures and the letter from D. Brooks required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with D. Brooks and Associates CPAs, P.A. their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Audit Committee:

Wayne Linsley

Joseph Nelson

Carly Schumer

The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Myman and Mr. Shelus, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Darin Myman	58	Chief Executive Officer and Chairman
Peter Shelus	39	Chief Technology Officer and Director
Brett Blumberg	45	Chief Financial Officer
Gabriel Daniels	39	Chief Information Officer
Gianfranco Lopane	38	Head of Business Development

Brett Blumberg

Brett Blumberg has served as our Chief Financial Officer since February 2022. Mr. Blumberg has extensive experience in finance and accounting. He is a certified public accountant and has been a partner of the public accounting firm Jubran, Shorr & Company since 2015. Mr. Blumberg was a senior accountant at CohnReznick, LLP from 2013 to 2014. Prior to obtaining his CPA license Mr. Blumberg was a private banker at Wells Fargo and owned and operated a Mortgage Brokerage/Banking Company, Canyon Financial Group, LLC from 2006 to 2012. He previously worked in recruitment and talent acquisition for accounting and finance firms from 2000 to 2006. Mr. Blumberg holds a Bachelor of Art degree in economics and psychology from SUNY Binghamton University.

Gabriel Daniels

Gabriel Daniels has served as our Chief Information Officer since March 2021. Since May 2019, Mr. Daniels has served as the Co-Founder, President & CEO of NGD Cybersecurity and Customer Service Consultants LLC, a Minority-Woman Owned and Veteran Owned Business providing high-level technical, cyber commissioning, customer service and project management consulting services for companies within the DHS 16 critical infrastructure. From April 2018 to April 2019, Mr. Daniels served as the Cybersecurity Program Manager at Chinook Systems, an engineering firm. From June 2017 to April 2018, Mr. Daniels worked as a Senior Information Assurance Manager at Navstar Inc., an Information Technology & Services firm. In addition, since December of 2017, Mr. Daniels has worked as an adjunct professor at Northern Virginia (NoVA) Community College and Lord Fairfax Community College, where he teaches classes such as introduction to telecommunications, cyberlaw, network attacks, computer crime and hacking, and computer applications and concepts. Mr. Daniels is a 15-year U.S. Army and Navy veteran. While serving in the Army, Mr. Daniels aided in the development of the Army’s Strategic Cybersecurity and Cyber Incident Handling Response Plans. Mr. Daniels holds a master’s degree in cybersecurity and a bachelor’s degree in marketing from the University of Maryland University College.

Gianfranco Lopane

Gianfranco Lopane has served as our Head of Business Development since February 2022 and President of our wholly-owned subsidiary, SmarterVerse, since July 2022. Since August 2018, Mr. Lopane has served as the founder of Generiqo, a NFT, metaverse, and blockchain consulting company. From June 2020 to May 2021, Mr. Lopane served as a senior account executive at XPO Logistics, Inc. From April 2017 to January 2020, Mr. Lopane served as a co-founder of Real World Ads, an advertising network company for the metaverse. Mr. Lopane holds a Master’s degree in commerce and marketing from EUDE Business School in Madrid, Spain.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the year ended December 31, 2022, the compensation awarded to, paid to, or earned by, our Chief Executive Officer and two other most highly compensated executive officers, whose total compensation during such years exceeded $100,000. We refer to these officers as our “named executive officers.”:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Darin Myman	2022	$450,000	$—	$—	$—	$—	$—	$—	$450,000
Chief Executive Officer	2021	$422,250	$350,000	$—	$2,796,850	$—	$—	$31,623	$3,600,723
Brett Blumberg	2022	$52,500	—	—	—	—	—	—	$52,500
Chief Financial Officer
Peter Shelus	2022	$268,750	$—	$—	$—	$—	$—	$—	$268,750
Chief Technology Officer	2021	$165,000	$—	$—	$—	$—	$—	$36,750	$201,750

____________

(1)      On September 28, 2021, we granted 250,000 stock options to our CEO. The options have a term of 5 years from the date of grant and are exercisable at an exercise price of $35 per share. The options vest 25% every six months from date of grant for two years.

(2)      Other compensation was made up of health insurance expenses.

Outstanding Equity Awards at December 31, 2022

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of December 31, 2022. There were no stock awards or other equity awards outstanding as of December 31, 2022.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Darin Myman	250,000	—	—	35.00	9/28/2026	—	—	—	—

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2022.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Nelson	36,000	0	0	0	0	0	36,000
Carly Schumer	36,000	0	0	0	0	0	36,000
Wayne Linsley	60,000	0	0	0	0	0	60,000

Employment Agreements

Darin Myman Employment Agreement

On August 27, 2021, we entered into an agreement (the “Employment Agreement”) with Darin Myman effective as of August 15, 2021 pursuant to which Mr. Myman’s (i) base salary will increase to $450,000 per year, and (ii) Mr. Myman shall be entitled to receive an annual bonus in an amount up to $350,000, which annual bonus may be increased by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), in its sole discretion, upon the achievement of additional criteria established by the Compensation Committee from time to time (the “Annual Bonus”). In addition, pursuant to the Employment Agreement, upon termination of Mr. Myman’s employment for death or Total Disability (as defined in the Employment Agreement), in addition to any accrued but unpaid compensation and vacation pay through the date of his termination and any other benefits accrued to him under any Benefit Plans (as defined in the Employment Agreement) outstanding at such time and the reimbursement of documented, unreimbursed expenses incurred prior to such termination date (collectively, the “Payments”), Mr. Myman shall be entitled to the following severance benefits: (i) 24 months of his then base salary; (ii) if Mr. Myman elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Employment Agreement), then for a period of 24 months following Mr. Myman’s termination he will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any Annual Bonus or other payments earned in connection with any bonus plan to which Mr. Myman was a participant as of the date of his termination (together with the Payments, the “Severance”). Furthermore, pursuant to the Employment Agreement, upon Mr. Myman’s termination (i) at his option (A) upon 90 days prior written notice to the Company or (B) for Good Reason (as defined in the Employment Agreement), (ii) termination by the Company without Cause (as defined in the Employment Agreement) or (iii) termination of Mr. Myman’s employment within 40 days of the consummation of a Change in Control Transaction (as defined in the Employment Agreement), Mr. Myman shall receive the Severance; provided, however, Mr. Myman shall be entitled to a pro-rated Annual Bonus of at least $200,000. In addition, any equity grants issued to Mr. Myman shall immediately vest upon termination of Mr. Myman’s employment by him for Good Reason or by the Company at its option upon 90 days prior written notice to Mr. Myman, without Cause.

Brett Blumberg Employment Agreement

On February 15, 2022, we entered into an employment agreement (the “Blumberg Employment Agreement”) with Brett Blumberg effective as of February 15, 2022 pursuant to which Mr. Blumberg will serve as Chief Financial Officer of the Company. The term of the Blumberg Employment Agreement will continue for a period of one year from the Effective Date and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to review at least 30 days prior to the applicable renewal date. Pursuant to the terms of the Blumberg Employment Agreement, Mr. Blumberg (i) shall receive an annual base salary of $60,000 (effective as of February 15, 2022), (ii) shall be entitled to earn a bonus, subject to the sole discretion of the Company’s Board and (iii) shall be eligible to receive awards pursuant to the Company’s equity incentive plans, subject to the sole discretion of the Company’s compensation committee. Mr. Blumberg is also entitled to participate in any and all Employee Benefit Plans (as defined in the Blumberg Employment Agreement), from time to time, that are then in effect along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. The Blumberg Employment Agreement may be terminated by either the Company or Mr. Blumberg at any time and for any reason upon 10 days prior written notice. Upon termination of the Blumberg Employment Agreement, Mr. Blumberg shall be entitled to (i) any equity award that has vested prior to the termination date, (ii) reimbursement of expenses incurred on or prior to such termination date and (iii) such employee benefits to which Mr. Blumberg may be entitled as of the termination date (collectively, the “Accrued Amounts”). The Blumberg Employment Agreement shall also terminate upon Mr. Blumberg’s death or the Company may terminate Mr. Blumberg’s employment upon his Disability (as defined in the Blumberg Employment Agreement). Upon the termination of Mr. Blumberg’s employment for death or Disability, Mr. Blumberg shall be entitled to receive the Accrued Amounts. The Blumberg Employment Agreement also contains covenants prohibiting Mr. Blumberg from disclosing confidential information with respect to the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2022 and December 31, 2021 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Transactions with Related Persons

Except as described below and except for employment arrangements which are described under “executive compensation,” since January 1, 2019, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at December 31, 2022 and 2021, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

Our Chief Executive Officer, Mr. Darin Myman, from time to time, provides advances to the Company for working capital purposes. At December 31, 2022 and 2021, the Company had a payable to the officer of $1,315 and $203, respectively, which is presented as due to related party on the balance sheets. These advances are short-term in nature and non-interest bearing. During the years ended December 31, 2022 and 2021, respectively, Mr. Myman provided advances to the Company for working capital purposes totaling of $20,294 and $177,624 and the Company repaid $19,182 and $177,615 of these advances, respectively.

Research and Development

On July 19, 2022, the Company entered into a software development agreement with Metabizz LLC (“Metabizz”), a company whose managing partner is also the Chief Innovation Officer of Smarterverse, the Company’s wholly-owned subsidiary. During the year ended December 31, 2022, the Company paid Metabizz $514,957 for software development services which is included in research and development expense — related party on the accompanying consolidated statements of operations.

Related Persons Transaction Policy

We have adopted a formal policy regarding approval of transactions with related parties. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to us;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and our Board has directed that management submit the appointment of Salberg as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2023 Annual Meeting. Representatives of Salberg are expected to be virtually present at the 2023 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Salberg was appointed to serve as our independent registered public accounting firm in 2023.

Shareholder ratification of the appointment of Salberg as the Company’s independent registered public accounting firm is not required by law. However, our Board is submitting the audit committee’s appointment of Salberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

On April 13, 2023, our audit committee approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as our independent registered public accounting firm effective April 13, 2023. The audit reports of D. Brooks on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 13, 2023, our audit committee appointed Salberg as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023.

Independent Registered Public Accountant’s Fee

The following table sets forth the aggregate fees billed by D. Brooks as described below:

	2022	2021
Audit Fees(1)	$68,238	$62,000
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$68,238	$62,000

____________

(1)      Audit Fees are paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and reviews of the Company’s unaudited condensed consolidated financial statements.

Pre-Approval Policies and Procedures

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our Board of Directors before the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent registered public accounting firm and believe that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3: GRANT OF AUTHORITY FOR A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Our Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to effect a Reverse Stock Split of the Company’s issued and outstanding common stock as described below.

The form of Reverse Stock Split amendment to be filed with the Nevada Secretary of State is set forth in Appendix A (subject to any changes required by applicable law) (the “Reverse Stock Split Amendment”).

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the Reverse Stock Split and such amendment is filed with the appropriate authorities in the State of Nevada no later than September 15, 2024. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

•        the initial or continuing listing requirements of various stock exchanges, including The Nasdaq Capital Market;

•        the historical trading price and trading volume of our common stock;

•        the number of shares of our common stock outstanding;

•        the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•        the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•        prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than twenty shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock.

The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25. Our Board of Directors will have the authority to arrange for the disposition of fractional interests by holders entitled thereto by entitling such holders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number. The Reverse Stock Split Amendment, if filed with the Nevada Secretary of State, will include only the reverse stock split ratio determined by our Board of Directors to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our primary reasons for approving and recommending the Reverse Stock Split are to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq and make the common stock more attractive to certain institutional investors, which would provide for a stronger investor base.

October 14, 2022, we were notified by the Nasdaq Stock Market, LLC that we were not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (“Nasdaq”). Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. In accordance with the Nasdaq Listing Rules, we were provided 180 calendar days, or until April 12, 2023, to regain compliance, and that if we were unable to regain compliance by April 12, 2023, an additional 180-days may be granted, so long as the we meet the Nasdaq continued listing requirements (except for the bid price requirement) and notify Nasdaq in writing of our intention to cure the deficiency during the second compliance period.

In accordance with the Nasdaq Listing Rules, on April 7, 2023, we notified Nasdaq in writing of our intention to cure the deficiency and requested an additional 180-calendar days in order to do so. On April 13, 2023, we were granted an additional 180-day period, or until October 9, 2023 to regain compliance and cure the deficiency, so long as we meet the Nasdaq continued listing requirements (except for the bid price requirement). If we fail to regain compliance during the second 180-day period, then Nasdaq will notify us of its determination to delist our stock, at which point we will have an opportunity to appeal the delisting determination to a Hearings Panel.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of our common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our common stock will be sufficient for us to maintain compliance with the Nasdaq minimum bid price requirement in the event that our common stock does not, in the future, comply with the minimum bid price requirement.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Nevada Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Appendix A. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our Board of

Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to us and our shareholders. In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If the Reverse Stock Split Amendment has not been filed with the Nevada Secretary of State by September 15, 2024, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of twenty-five shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 20,740,419 shares of common stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately 829,617 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse stock split is 1-for-20, approximately 1,037,021 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse stock split is 1-for-15, approximately 1,382,695 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse stock split is 1-for-10, and approximately 2,074,041 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse stock split is 1-for-5 approximately 4,148,084 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares). Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between approximately 10,370,210 and 829,617 shares. The foregoing does not give effect to (i) 1,587,950 shares of common stock issuable upon exercise of outstanding options as of the Record Date and (ii) 673,841 shares of common stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and our common stock will continue to be quoted on The Nasdaq Capital Market under the symbol “DATS”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of our common stock under our Articles of Incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Articles of Incorporation, our authorized capital stock consists of 180,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without shareholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to our transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

We expect that our transfer agent will act as an exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of our common stock in connection with the exchange of certificates. All of such expenses will be borne by us.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Our Board of Directors will have the authority to arrange for the disposition of fractional interests by shareholders entitled thereto by entitling such shareholders to receive from our transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by our Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by our Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Code and its legislative history, U.S. Treasury regulations (both existing and proposed), administrative rulings and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. Furthermore, this summary does not address any foreign, state, or local tax considerations relating to the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain “significant holders” of our common stock in order for the Reverse Stock Split to qualify as a recapitalization. The tax consequences discussed below assume that the Reverse Stock Split is treated as a recapitalization.

Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. In addition, a shareholder may be subject to backup withholding tax on the payment of such cash if such shareholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the shareholder’s federal income tax liability, if any, provided the required information is timely provided to the Internal Revenue Service. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series B Preferred Stock is required to approve this proposal.

Recommendation of our Board

Our Board recommends a vote “FOR” granting the Board of Directors discretionary authority to effect the Reverse Stock Split.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY’S NAME TO MAMA’S CREATIONS, INC.

On August 2, 2023, the Board adopted resolutions approving, declaring advisable and recommending that our stockholders approve a change in our corporate name from “DatChat, Inc.” to “Habytat, Inc.” If approved by our stockholders, Proposal 4 will become effective upon the filing of a certificate of amendment to our current Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. We plan to file the certificate of amendment as soon as reasonably practicable if Proposal 4 is approved by our stockholders.

Form of the Name Change Amendment

The proposed amendment, as shown in Appendix B (subject to any changes required by applicable law) hereto, would amend Article I of our Articles of Incorporation, as amended, to read in its entirety as follows:

“First. The name of the corporation is “Habytat, Inc.”

Reasons for the Amendment

The change in our corporate name is intended to strengthen our Company’s brand across our expanding technology portfolio. The new corporate name reflects the evolution of the Company from its origins as a private messaging, social media platform, to a broader innovator in the metaverse.

In anticipation of the change in our corporate name, we will apply for the ticker symbol “HABS” with Nasdaq and, if the amendment is approved, anticipate that our common stock would begin trading under the new ticker symbol shortly after the filing of the certificate of amendment.

Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to “Habytat, Inc.”

Effect of the Amendment

If approved by stockholders, the name change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “DatChat, Inc.” If the name change is approved, stockholders with certificated shares may continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Habytat, Inc.”

If this Proposal 4 is not approved, the proposed amendment to our current Amended and Restated Articles of Incorporation, as amended, will not be made and our corporate name will remain unchanged.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the amendment to the Company’s Articles of Incorporation to change the Company’s name to “Habytat, Inc.” Approval of the proposal requires the affirmative vote of a majority of the voting power of the stockholders present, whether in person or by proxy, and entitled to vote at the meeting, provided that a quorum is present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock and Series B Preferred Stock by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. The percentage ownership information is based on 20,740,419 shares of common stock and 2,000,000 shares of our Series B Preferred Stock outstanding as of the Record Date. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

	Shares of Common Stock Beneficially Owned		Shares of Series B Preferred Stock Beneficially Owned		% of Total Voting Power
Name of Beneficial Owner(1)	Shares	%	Shares	%
Directors and Executive Officer:
Darin Myman(2)	1,951,500	9.4%			%
Peter Shelus	1,000,000	4.8%			%
Brett Blumberg	—	—
Wayne D. Linsley(3)	43,750	*
Joseph Nelson(3)	43,750	*
Carly Schumer(3)	43,750	*
Directors and Executive Officers as a group (6 persons)	3,082,750	14.8%			49.1%
5% or Greater Stockholders:
Chris Camarra	—	—	2,000,000	100%	49.1%

____________

*        Represents beneficial ownership of less than 1%.

(1)      The address of each holder listed below, except as otherwise indicated, is 204 Neilson Street, New Brunswick, New Jersey 08901.

(2)      Includes 187,500 vested stock options

(3)      Includes 43,750 of vested stock options

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2022, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	1,601,200	$10.9	1,395,800
Equity compensation plans not approved by security holder	—	—	—
Total	1,601,200	$10.9	1,395,800

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of shareholders (the “2024 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of the 2023 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting.

Shareholders who intend to present a proposal at our 2024 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after May 25, 2024 but no later than July 15, 2024; provided, however, in the event that the 2024 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2024 Annual Meeting, notice of such proposal must be received by our Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting is mailed or public disclosure of the date of the 2024 Annual Meeting is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaw for our 2024 Annual Meeting is July 17, 2024. Shareholders intending to provide such a notice must comply with all requirements of Rule 14a-19 in addition to all requirements under our By-Laws, including the timing of notice requirements described above.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (732) 374-3529 or by mail at 204 Neilson Street, New Brunswick, NJ 08901. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ending December 31, 2022 (“2022 Annual Report”) which includes our audited financial statements. We have filed the 2021 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.datchat.com. In addition, upon written request to the Company’s Corporate Secretary at 204 Neilson Street, New Brunswick, NJ 08901, we will mail a paper copy of our 2022 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the 2023 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Kingsdale Advisors to assist in the solicitation of proxies. We will pay a fee of approximately $10,500 plus reasonable out-of-pocket charges to Kingsdale Advisors for such services.

Appendix A

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1.      Name of Corporation: DatChat, Inc.

2.      The Articles of Incorporation have been amended as follows:

Article IV of the Corporation’s Amended and Restated Articles of Incorporation shall be amended by inserting Subsection “4.04.” at the end of such section which shall read as follows:

“Section 4.04 Reverse Stock Split. Effective at 4:01 PM ET on [______], (the “Effective Time”), pursuant to the Sections 78.385 and 785.390 of the Nevada Revised Statutes, each [*] (*) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall not be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

3.      The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: [______]%.

C E R T I F I C A T I O N

I, the undersigned, do hereby certify:

1.      That I am the chief executive officer of DatChat, Inc., a Nevada corporation; and

2.      That the foregoing Amendment No. 1 to the Amended and Restated Articles of Incorporation, was duly adopted by the Board of Directors of said corporation on [______]

A-1

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation as of [______].

Darin Myman, Chief Executive Officer

A-2

Appendix B

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

I. AMENDMENT TO THE ARTICLES OF INCORPORATION.

Article I of the Articles of Incorporation is amended as follows:

First. The name of the corporation is Habytat, Inc.

II. STOCKHOLDER APPROVAL. This Certificate of Amendment to the Articles of Incorporation has been approved by the Stockholders pursuant to the Nevada Corporations Act.

III. EFFECTIVE DATE OF FILING. This Certificate of Amendment to the Articles of Incorporation shall be effective on the day it is filed with the Secretary of State.

C E R T I F I C A T I O N

I, the undersigned, do hereby certify:

1.      That I am the chief executive officer of Habytat, Inc., a Nevada corporation; and

2.      That the foregoing Amendment No. 2 to the Amended and Restated Articles of Incorporation, was duly adopted by the Board of Directors of said corporation on [______]

B-1

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation as of [______].

Darin Myman, Chief Executive Officer

B-2

DATCHAT, INC. 204 NEILSON ST NEW BRUNSWICK, NJ 08901 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DATS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V21362-P97570 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DATCHAT, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Darin Myman 1b. Peter Shelus 1c. Carly Schumer 1d. Joseph Nelson 1e. Wayne Linsley The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Grant discretionary authority to the Company’s board to (A) amend the Company’s Articles of Incorporation to effect one or more consolidations of the issued and outstanding shares of common stock of the Company at a ratio within the range from 1-for-2 up to 1-for-25 and (B) arrange for the disposition of fractional interests by shareholders entitled thereto by entitling such shareholders to receive the number of shares of common stock rounded up to the next whole number. 4. Approval of an amendment to the Company’s Articles of Incorporation to change the Company’s name from “DatChat, Inc.” to “Habytat, Inc.” NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Abstain Against Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V21363-P97570 DATCHAT, INC. Annual Meeting of Shareholders September 15, 2023 11:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Darin Myman with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of DatChat, Inc.’s common stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the 2023 Annual Meeting of Shareholders of the company to be held on September 15, 2023 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side